UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

(RULE 14a-101)

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Future FinTech Group Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

CONTROL ID:
Future FinTech Group Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS

DATE: 12/16/2022

TIME: 10:00 a.m. (Local Time)

LOCATION: Room 2302, South Tower T1, Kaisa Plaza, No. 86 Jianguo Avenue, Chaoyang District, Beijing, China

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS ARE AVAILABLE AT: https://www.transhare.com/

●	IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE,

Step 1: Go to https://www.transhare.com/
Step 2: Click the “Vote Your Proxy” link.
Step 3: Click on the name of _Future FinTech Group Inc._______________________
Step 4: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 5: To vote online, click on the designated link and follow the on-screen instructions. YOU MAY VOTE ONLINE UNTIL 7:59pm EST of 12/15/2022__

●	IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE 12/01/2022__

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

FAX:	INTERNET:	EMAIL:
SEND THIS CARD TO	https://www.transhare.com/	akotlova@bizsolaconsulting.com
1.727. 269.5616	FOLLOW THE ON-SCREEN INSTRUCTIONS.	INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

How to attend the meeting and vote in person:

Please bring this notice with you if you intend to vote in person at the meeting.

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1.	Election of Board of Directors

2.	To ratify the appointment of Onestop Assurance PAC as our independent registered public accounting firm for the fiscal year ending December 31, 2022

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON 10/25/2022 AS THE RECORD DATE FOR THE DETERMINATION OF SHAREHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE OUR COMMON STOCK THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS ABOVE.

PLEASE NOTE–THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD. TO VOTE YOUR SHARES, YOU MUST VOTE ONLINE OR REQUEST A PAPER OF PROXY MATERIALS TO RECEIVE A PROXY CARD.

IF YOU WISH TO ATTEND AND VOTE AT THE MEETING, PLEASE BRING THIS NOTICE.

YOUR VOTE IS IMPORTANT!